UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 1, 2009

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

An Ohio Corporation (State or other jurisdiction of incorporation)	No. 1-303 (Commission File Number)	31-0345740 (IRS Employer Number)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices)

Registrant’s telephone number:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01  Other Events.

On December 20, 2007, The Kroger Co., and its subsidiary guarantors, filed Registration Statement No. 333-148216 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415 registering an indeterminate amount of securities (the “Registration Statement”).  Pursuant to a Prospectus Supplement dated September 24, 2009, The Kroger Co. is issuing $500,000,000 of debt securities denominated 3.90% Senior Notes due 2015 (the “Notes”).  The Notes are guaranteed by the subsidiary guarantors.

Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of debt securities. In connection with the issuance of the Notes, the Registrant has executed an Underwriting Agreement and a Pricing Agreement both dated as of September 24, 2009, among The Kroger Co., its subsidiary guarantors, Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Mitsubishi UFJ Securities (USA), Inc., U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC, Fortis Securities LLC and The Williams Capital Group, L.P.  The Underwriting Agreement is attached hereto as Exhibit 1.1 and the Pricing Agreement is attached hereto as Exhibit 1.1.1

The form of Indenture for the Notes was filed as Exhibit 4.1 to the Registration Statement. The Twenty-Second Supplemental Indenture, dated as of October 1, 2009, among The Kroger Co., its subsidiary guarantors, and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, National Association, as Trustee. The Twenty-Second Supplemental Indenture is attached hereto as Exhibit 4.3.1.

The Registrant intends to use the proceeds of the issuance of the Notes to repay short-term borrowings and borrowings under its revolving credit facility, if any such borrowings are outstanding at the time the Registrant receives the proceeds, and thereafter to use those borrowings to repurchase, repay or redeem its outstanding indebtedness, including its 8.05% Senior Notes due February 1, 2010. The Registrant also expects to use borrowing proceeds for other general corporate purposes.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

1.1  Underwriting Agreement dated as of September 24, 2009, among The Kroger Co., its subsidiary guarantors, Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Mitsubishi UFJ Securities (USA), Inc., U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC, Fortis Securities LLC and The Williams Capital Group, L.P.

1.1.1  Pricing Agreement dated as of September 24, 2009, among The Kroger Co., its subsidiary guarantors, Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Mitsubishi UFJ Securities (USA), Inc., U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC, Fortis Securities LLC and The Williams Capital Group, L.P.

4.3.1  Twenty-Second Supplemental Indenture, dated as of October 1, 2009, relating to the 3.90% Senior Notes due 2015, among The Kroger Co., its subsidiary guarantors, and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

October 1, 2009	By:	/s/ W. Rodney McMullen
W. Rodney McMullen,
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1

Underwriting Agreement dated as of September 24, 2009, among The Kroger Co., its subsidiary guarantors, Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Mitsubishi UFJ Securities (USA), Inc., U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC, Fortis Securities LLC and The Williams Capital Group, L.P.

1.1.1

Pricing Agreement dated as of September 24, 2009, among The Kroger Co., its subsidiary guarantors, Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Mitsubishi UFJ Securities (USA), Inc., U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC, Fortis Securities LLC and The Williams Capital Group, L.P.

4.3.1

Twenty-Second Supplemental Indenture, dated as of October 1, 2009, relating to the 3.90% Senior Notes due 2015, among The Kroger Co., its subsidiary guarantors, and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee